United States
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange
      Act of 1934


     Date of Report (Date of earliest Event Reported)  May 5, 2005
                                                       -----------

                    NORTHERN EMPIRE BANCSHARES
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


CALIFORNIA                           2-91196           94-2830529
-----------------------------      ----------        --------------
(State or other jurisdiction      (Commission        (IRS Employer
of incorporation)                  File Number)     Identification No.)


       801 Fourth Street, Santa Rosa, California   95404
     -------------------------------------------------------
     (Address of principal executive offices)     (Zip code)

     Registrant's telephone number, including area code  (707) 579-2265


          ___________________________________________
      Former Name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( )   Written communication pursuant to Rule 425 under the
              Securities Act (17 CFR 230.425)



       ( )   Soliciting material pursuant to Rule 14a-12 under the
              Exchange Act (17 CFR 240.14a-12)

       ( )   Pre-commencement communications pursuant to Rule
              14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( )   Pre-commencement communications pursuant to Rule13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01      Other Events


On May 5, 2005, Northern Empire Bancshares issued a press release announcing that NASDAQ has approved Northern Empire Bancshares listing application to list its common shares on the NASDAQ National Market. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01      Financial Statements and Exhibits

(c) Exhibit 99  Press Release dated May 5, 2005


     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHERN EMPIRE BANCSHARES

Date:  May 5, 2005
                                   /s/ Deborah A. Meekins
                                   ------------------------
                                   Deborah A. Meekins
                                   President  & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.    Subject Matter

99        Press Release dated May 5, 2005


Exhibit 99

Press Release  - May 5, 2005



NORTHERN EMPIRE BANCSHARES NASDAQ LISTING APPLICATION APPROVED

On May 5, 2005, Northern Empire Bancshares issued a press release announcing that NASDAQ has approved Northern Empire Bancshares listing application to list its common shares on the NASDAQ National Market. A copy of the press release is attached hereto as Exhibit 99.1.